Exhibit 32.1
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Cardtronics, Inc. (“Cardtronics”) for the period ended June 30, 2009 as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), the undersigned each hereby certifies, pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002:
(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cardtronics.

Date: August 7, 2009	/s/ Fred R. Lummis
Fred R. Lummis
Interim Chief Executive Officer (Principal Executive Officer)

Date: August 7, 2009	/s/ J. Chris Brewster
J. Chris Brewster
Chief Financial Officer